EXHIBIT 22(c)(v)


                    [LOGO OF BRIDGES INVESTMENT FUND, INC.]


                                IRA TRANSFER FORM
[If this is for a new IRA Account, an IRA Application must accompany this form.]

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Mail to: Bridges Investment Fund, Inc.                           Overnight Express Mail to: Bridges Investment Fund, Inc.
         c/o U.S. Bancorp Fund Services, LLC                                                c/o U.S. Bancorp Fund Services, LLC
         PO Box 701                                                                         615 E. Michigan St.  FL 3
         Milwaukee, WI  53201-0701                                                          Milwaukee, WI  53202-5207

                                 For additional information, please call toll-free 1-866-934-4700.

!   IMPORTANT SHAREHOLDER        There may be penalties for withdrawing certain investments before their maturity (i.e.,
    INFORMATION                  certificates of deposit or annuities).  Please contact your current custodian or plan administrator prior to submitting this form to determine the applicable time frames and penalties, if any, or if you need a signature guarantee in Section Six to order this transfer.
                                 U.S. BANCORP FUND SERVICES, LLC WILL INITIATE YOUR REQUEST UPON RECEIPT OF THIS FORM.

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1.  INVESTOR                   __________________________    ____    __________________________________________
    INFORMATION                FIRST NAME                    MI      LAST NAME
                               _____________________________________________________________________________
                               SOCIAL SECURITY NUMBER
                               _____________________________________________________________________________
                               ADDRESS
                               ____________________________________________________________________________
                               CITY / STATE / ZIP
                               (______)_________________________      (______)_________________________________
                               DAYTIME PHONE NUMBER                   EVENING PHONE NUMBER

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2.  INSTRUCTIONS TO            __________________________________________________________________________
    CURRENT IRA                CURRENT CUSTODIAN OR PLAN ADMINISTRATOR
    CUSTODIAN OR               __________________________________________________________________________
    PLAN ADMINISTRATOR         ACCOUNT NUMBER                 CONTACT PERSON                CONTACT NUMBER
    Please include a           __________________________________________________________________________
    copy of your               ADDRESS
    current account
    statement.                 Consider this your authorization to send my IRA or my distribution from my qualified retirement plan:
                               |_|   All Assets
                                  OR
                               |_|   $ ____________________  or _______%
                                                                                          ____________________________
                                                                                            * Please liquidate all
                               Please process this request:                                 assets if no selections
                                  |_|  immediately                                              are made.
                                  OR                                                      ____________________________
                                  |_|  at maturity  __________________________  (month / day / year)

                               Send the check representing the assets payable to "Bridges Investment Fund, Inc." along with a copy of this form to:
                                  Bridges Investment Fund, Inc.
                                  FBO [Shareholder Name]
                                      [Account Number]
                                  c/o US Bancorp Fund Services, LLC
                                  PO Box 701
                                  Milwaukee, WI  53201-0701

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3.  ACCOUNT
    INFORMATION                A Bridges Investment Fund, Inc. IRA Account Application must be completed to process this transfer if a new account is being established.  All money received will be purchased into your account.

                                 Establish    Use My                    Existing Account Number (if Applicable)
                                   a New     Existing
                                  Account     Account
                                    |_|         |_|        _______________________________________________________________
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4.  AGE 70 1/2                Check one of the following:
    INFORMATION                |_| I am under the age of 70 1/2 and do not turn 70 1/2 at any time during the calendar year
                               OR
                               |_| I am age 70 1/2 or older and understand that no part of my required minimum distribution is eligible for transfer or rollover.  I further understand that there may be significant tax penalties if a transfer or rollover of my required distribution occurs.

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5.  CONVERSION OF TRADITIONAL  |_|  Check here if you are distributing assets from a Traditional IRA with the intention of
    IRA TO ROTH IRA                 establishing a Roth IRA.

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6.  SIGNATURE AND              I certify that I have established an IRA with The Bridges Investment Fund, Inc., of which U.S.
    CERTIFICATION              Bank, NA, is the Custodian.  I agree to contact my present Custodian from whom I am transferring to determine if specific documentation or a signature guarantee is required.  I understand that
                               I am responsible for determining my eligibility for all transfers or direct rollovers.  I agree to hold the Custodian harmless against any and all situations arising from an ineligible transfer or direct rollover.  I acknowledge that the Custodian or its agent cannot provide legal advice and I agree to consult with my own tax professional for advice.

                               I authorize U.S. Bancorp Fund Services, LLC,  to act on my behalf in contacting the current custodian or plan administrator to facilitate the transfer of assets.


                               X___________________________________________________         ____________________
                                     SIGNATURE OF OWNER                                     DATE (Mo / Dy / Yr)



                               ___________________________________________________________________
                               SIGNATURE GUARANTEE* (FOR TRANSFERS FROM ANOTHER CUSTODIAN)

                               IMPORTANT: Please contact your current Custodian to determine if a signature guarantee* is required.

                               * A signature guarantee may be obtained from any eligible guarantor institution, as defined by the Securities and Exchange Commission.  These institutions include banks, saving associations, credit unions, and brokerage firms.  The words "SIGNATURE GUARANTEED" must be stamped or typed near each of your signatures being guaranteed.  The guarantee must appear with the printed name, title, and signature of an officer and the name of the guarantor institution.  PLEASE NOTE THAT
                               A NOTARY PUBLIC SEAL OR STAMP IS NOT ACCEPTABLE.
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7.  ACCEPTANCE /               U.S. Bank, NA, hereby accepts its appointment as Custodian of the above IRA account and upon
    CUSTODIAN AUTHORIZATION    receipt of assets, will deposit such assets in a Bridges Investment Fund, Inc. IRA account on behalf of the Depositor authorizing this transfer or direct rollover.
                                                                           U.S. Bank, NA,

                                                                           /s/ [Illegible]

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BEFORE YOU MAIL, HAVE YOU:     |_| Completed an IRA Account Application if the transfer of direct rollover is going to a new account?
                               |_| Included documents from your current custodian or plan administrator, if required?
                               |_| Signed this form in Section 6?
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